Exhibit 99.1

Altair Announces Second Quarter 2018 Financial Results

Second Quarter Software Product Revenue Increased 22% Year-over-Year

TROY, Mich. – August 9, 2018 – Altair (Nasdaq:ALTR) released its financial results for the second quarter ended June 30, 2018.

“Altair’s strong second quarter results exceeded our revenue and profitability expectations and reflect continued business momentum,” said James Scapa, Founder, Chairman and CEO. “Our performance is benefitting from growing market demand for CAE solutions that greatly enhance product design across a growing number of industries.”

Scapa continued, “We are seeing the positive impact our organic and inorganic investments are having across the business. As we move into the second half of 2018 and beyond, we are confident Altair is well positioned to generate a compelling combination of strong revenue growth and expanding profitability.”

Second Quarter 2018 Financial Highlights

•	Software product revenue was $72.8 million, an increase of 22% from $59.6 million for the second quarter of 2017.

•	Total revenue was $95.6 million, an increase of 17% compared to $81.6 million for the second quarter of 2017.

•

GAAP net income was $1.5 million, compared to net loss of $(7.2) million for the second quarter of 2017. Diluted net income per share was $0.02, based on 73.4 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.14) for the second quarter of 2017, based on 50.4 million diluted weighted average common shares outstanding.

•

Adjusted EBITDA was $7.3 million, compared to $4.1 million for the second quarter of 2017. Adjusted EBITDA represents net income (loss) adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as determined by management.

•

Non-GAAP net income was $3.9 million, compared to $5.1 million for the second quarter of 2017. Non-GAAP net income per share was $0.05, based on 77.0 million non-GAAP diluted common shares outstanding, compared to $0.08 for the second quarter of 2017, based on 62.1 million non-GAAP diluted common shares outstanding. Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions and certain tax adjustments.

•	Cash flow from operations was $10.6 million, compared to $6.9 million for the second quarter of 2017.

•	Free cash flow, which consists of cash flow from operations less capital expenditures, was $9.2 million compared to $5.5 million for the second quarter of 2017.

Business Outlook

Based on information available as of today, Altair is issuing forward-looking statements on guidance for the third quarter and full year 2018 as indicated below.

	Third Quarter 2018			Full Year 2018
Software Product Revenue	$72.5	to	$73.5	$288.0	to	$290.0
Total Revenue	$95.0		$96.0	$380.0		$382.0
GAAP Net Income	$2.0		$2.5	$11.5		$13.0
Adjusted EBITDA	$8.0		$8.5	$34.0		$35.5
Non-GAAP Net Income	$4.6		$5.1	$21.2		$22.7

(All figures in millions)

Conference Call Information

What:	Altair Second Quarter 2018 Financial Results Conference Call

When:	Thursday, August 9, 2018

Time:	4:30 p.m. EDT

Live Call:	(866) 754-5204, domestic

(636) 812-6621, international

Replay:	(855) 859-2056, passcode 1776298, domestic
(404) 537-3406, passcode 1776298, international

Webcast:	http://investor.altair.com (live & replay)

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair transforms design and decision making by applying simulation, machine learning and optimization throughout product lifecycles. Our broad portfolio of simulation technology and patented units-based software licensing model enable Simulation-Driven Innovation for our customers. With more than 2,000 employees, Altair is headquartered in Troy, Michigan, USA and operates 71 offices throughout 24 countries. Altair serves more than 5,000 customers across broad industry segments. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our business outlook, potential growth, market positioning and future investments, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Investor Relations

Brian Denyeau

ICR

248-614-2400 ext. 346

ir@altair.com

Media Relations

Dave Simon

Altair

248-614-2400 ext. 332

pr@altair.com

Altair Engineering Inc. and subsidiaries

Consolidated balance sheets

	June 30, 2018	December 31, 2017
(In thousands, except per share data)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$199,230	$39,213
Accounts receivable, net	73,793	86,635
Inventory, net	1,786	1,980
Income tax receivable	7,260	6,054
Prepaid expenses and other current assets	13,290	10,006

Total current assets	295,359	143,888
Property and equipment, net	30,112	31,446
Goodwill	63,263	62,706
Other intangible assets, net	24,846	24,461
Deferred tax assets	8,113	8,351
Other long-term assets	16,077	17,019

TOTAL ASSETS	$437,770	$287,871

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$390	$232
Accounts payable	5,957	4,880
Accrued compensation and benefits	26,393	26,560
Obligations for acquisition of businesses	9,842	13,925
Other accrued expenses and current liabilities	20,443	21,744
Deferred revenue	147,261	130,122

Total current liabilities	210,286	197,463
Long-term debt, net of current portion	690	178
Deferred revenue, non-current	9,256	9,640
Other long-term liabilities	13,474	17,647

TOTAL LIABILITIES	233,706	224,928

Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 36,518 and 26,725 shares as of June 30, 2018 and December 31, 2017, respectively	4	2
Class B common stock, authorized 41,203 shares, issued and outstanding 33,171 and 36,508 shares as of June 30, 2018 and December 31, 2017, respectively	3	4
Additional paid-in capital	369,579	232,156
Accumulated deficit	(161,066)	(166,499)
Accumulated other comprehensive loss	(6,808)	(5,072)

TOTAL STOCKHOLDERS’ EQUITY	201,712	60,591

TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$437,770	$287,871

Altair Engineering Inc. and subsidiaries

Consolidated statements of operations

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share data)	2018	2017	2018	2017
Revenue
Software	$72,813	$59,600	$140,956	$113,697
Software related services	8,707	8,204	18,180	17,175

Total software	81,520	67,804	159,136	130,872
Client engineering services	12,417	12,365	24,497	24,594
Other	1,629	1,477	3,664	3,062

Total revenue	95,566	81,646	187,297	158,528

Cost of revenue
Software*	11,983	8,729	22,905	17,633
Software related services	6,512	7,114	13,221	13,773

Total software	18,495	15,843	36,126	31,406
Client engineering services	9,960	9,828	20,160	19,969
Other	1,001	1,247	2,212	2,297

Total cost of revenue	29,456	26,918	58,498	53,672

Gross profit	66,110	54,728	128,799	104,856
Operating expenses:
Research and development*	24,744	22,838	47,447	41,608
Sales and marketing*	20,183	19,428	39,160	36,338
General and administrative*	17,412	21,201	34,402	37,290
Amortization of intangible assets	1,986	1,155	3,926	2,098
Other operating income	(392)	(2,736)	(2,583)	(3,330)

Total operating expenses	63,933	61,886	122,352	114,004

Operating income (loss)	2,177	(7,158)	6,447	(9,148)
Interest expense	45	548	61	1,159
Other (income) expense, net	(176)	427	(1,076)	786

Income (loss) before income taxes	2,308	(8,133)	7,462	(11,093)
Income tax expense (benefit)	795	(887)	2,029	(1,659)

Net income (loss)	$1,513	$(7,246)	$5,433	$(9,434)

Income (loss) per share:
Net income (loss) per share attributable to common stockholders, basic	$0.02	$(0.14)	$0.08	$(0.19)
Net income (loss) per share attributable to common stockholders, diluted	$0.02	$(0.14)	$0.07	$(0.19)
Weighted average shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, basic	65,580	50,374	64,614	50,255
Weighted average number of shares used in computing net income (loss) per share, diluted	73,391	50,374	72,881	50,255

*	Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Cost of revenue – software	$8	$11	$16	$16
Research and development	108	3,009	155	3,784
Sales and marketing	134	1,684	175	2,115
General and administrative	184	6,464	304	8,122

Total stock-based compensation expense	$434	$11,168	$650	$14,037

Altair Engineering Inc. and subsidiaries

Consolidated statements of cash flows

(Unaudited)

	Six months ended June 30,
(In thousands)	2018	2017
OPERATING ACTIVITIES:
Net income (loss)	$5,433	$(9,434)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,525	5,084
Provision for bad debt	269	116
Stock-based compensation expense	650	14,037
Deferred income taxes	(283)	(3,679)
Other, net	(154)	34
Changes in assets and liabilities:
Accounts receivable	11,743	11,412
Prepaid expenses and other current assets	(2,927)	(3,850)
Other long-term assets	(278)	(2,567)
Accounts payable	335	955
Accrued compensation and benefits	73	(1,531)
Other accrued expenses and current liabilities	(4,496)	(2,331)
Deferred revenue	19,423	17,871

Net cash provided by operating activities	37,313	26,117

INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(7,028)	(6,437)
Capital expenditures	(3,130)	(2,335)
Payments for acquisition of developed technology	(2,738)	(2,120)
Other investing activities, net	38	(28)

Net cash used in investing activities	(12,858)	(10,920)

FINANCING ACTIVITIES:
Proceeds from issuance of Class A common stock in follow-on public offering, net of underwriters’ discounts and commissions	135,572	—
Proceeds from the exercise of stock options	1,668	476
Payments for follow-on public offering and initial public offering costs	(468)	(869)
Payments for redemption of common stock	(119)	(611)
Principal payments on long-term debt	(76)	(5,248)
Payments on revolving commitment	—	(53,564)
Borrowings under revolving commitment	—	44,227
Other financing activities	(147)	(20)

Net cash provided by (used in) financing activities	136,430	(15,609)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(877)	962

Net increase in cash, cash equivalents and restricted cash	160,008	550
Cash, cash equivalents and restricted cash at beginning of year	39,578	17,139

Cash, cash equivalents and restricted cash at end of period	$199,586	$17,689

Supplemental disclosure of cash flow:
Interest paid	$41	$1,163
Income taxes paid	$3,660	$2,352
Supplemental disclosure of non-cash investing and financing activities:
Capital leases	$1,010	$—
Property and equipment in accounts payable and other accrued expenses and current liabilities	$935	$155
Follow-on public offering costs in accounts payable	$88	$—
Promissory notes issued and deferred payment obligations for acquisitions	$278	$2,728
Issuance of common stock with put rights	$—	$2,345
Initial public offering costs in other long-term assets	$—	$1,522
Issuance of common stock in connection with acquisitions	$—	$415

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP diluted earnings per share to net income (loss) and earnings (loss) per share—diluted, the most comparable GAAP financial measures (in thousands):

	(Unaudited)
	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net income (loss)	$1,513	$(7,246)	$5,433	$(9,434)
Stock-based compensation expense	434	11,168	650	14,037
Amortization of intangible assets	1,986	1,155	3,926	2,098

Non-GAAP net income	$3,933	$5,077	$10,009	$6,701

Earnings (loss) per share — diluted	$0.02	$(0.14)	$0.07	$(0.19)
Non-GAAP earnings per share — diluted	$0.05	$0.08	$0.13	$0.11

GAAP diluted shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, diluted	73,391	50,374	72,881	50,255

Non-GAAP diluted shares outstanding:
Number of shares used in computing net income per share, diluted	77,000	62,100	77,000	62,100

The following table provides a reconciliation of Adjusted EBITDA to net income (loss), the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net income (loss)	$1,513	$(7,246)	$5,433	$(9,434)
Income tax expense (benefit)	795	(887)	2,029	(1,659)
Stock-based compensation expense	434	11,168	650	14,037
Interest expense	45	548	61	1,159
Interest income and other(1)	536	(2,046)	(719)	(2,131)
Depreciation and amortization	3,982	2,610	7,525	5,084

Adjusted EBITDA	$7,305	$4,147	$14,979	$7,056

(1)

Includes an impairment charge for royalty contracts resulting in $0.9 million and $1.8 million of expense for the three and six months ended June 30, 2018, respectively. Includes a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the six months ended June 30, 2018, and three and six months ended June 30, 2017.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net cash provided by operating activities	$10,624	$6,915	$37,313	$26,117
Capital expenditures	(1,446)	(1,366)	(3,130)	(2,335)

Free cash flow	$9,178	$5,549	$34,183	$23,782

The following table provides a reconciliation of projected net income to projected Non-GAAP net income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ending September 30, 2018		Year ending December 31, 2018
	low	high	low	high
Net income	$2,000	$2,500	$11,500	$13,000
Stock-based compensation expense	600	600	1,700	1,700
Amortization of intangible assets	2,000	2,000	8,000	8,000

Non-GAAP net income	$4,600	$5,100	$21,200	$22,700

The following table provides a reconciliation of projected Adjusted EBITDA to projected net income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ending September 30, 2018		Year ending December 31, 2018
	low	high	low	high
Net income	$2,000	$2,500	$11,500	$13,000
Income tax expense	1,200	1,200	6,000	6,000
Stock-based compensation expense	600	600	1,700	1,700
Interest expense	—	—	—	—
Interest income and other	—	—	—	—
Depreciation and amortization	4,000	4,000	14,600	14,600
Other non-recurring charges(1)	200	200	200	200

Adjusted EBITDA	$8,000	$8,500	$34,000	$35,500

(1)	Represents projected non-recurring costs related to impairment charges.